• • • • • Items of Business 2A Re-elect Mr Sam Sample as a Director FOR AGAINST ABSTAIN 2B Re-elect Ms Jane Citizen as a Director

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sezzle

The Responsible Way to Pay

Annual Meeting of Stockholders

June 2025

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network and Gross Merchandise Volume ("GMV"); (v) our ability to increase our consumer base and GMV; (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to promote and maintain our brand; (viii) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (ix) our ability to manage financial risk of consumer loans facilitated on our platform; (x) impact of exposure to consumer bad debts and insolvency of merchants; (xi) our ability to manage risk with respect to our agreement with our originating bank partner, (xii) impact of the integration, support and prominent presentation of our platform by our merchants; (xiii) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (ivx) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xv) impact of the loss of key partners and merchant relationships; (xvi) impact of exchange rate fluctuations in the international markets in which we operate; (xvii) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xviii) our ability to retain employees and recruit additional employees; (ixx) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xx) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xxi) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent filings filed with the Securities and Exchange Commission available at www.sec.gov. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).

All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Gross Merchandise Volume ("GMV", formerly known as Underlying Merchant Sales, or UMS), Monthly On-Demand & Subscribers ("MODS"), and Active Subscribers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, GMV is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform and MODS is a monthly metric that captures unique users of the On-Demand product and subscribers enrolled in Anywhere and Premium products. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. GMV, MODS, and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The GMV, MODS, and Active Subscribers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

WebBank

Pay Later loans are originated by WebBank except loans in IA, Puerto Rico & Canada. For example, for a $300 loan Pi4, you make one $75 down payment today, then three $75 payments every two weeks for a 45.0% annual percentage rate (APR) & total payments of $307.49, which includes a $7.49 Service Fee (finance charge) charged at loan origination. Service Fees vary & can range from $0 to $7.49 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

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Table of Contents

Sezzle at a Glance

Prized BNPL Platform

Since Inception[2]

$10B+ Gross Merchandise Volume

16M+ Completed Sign-Ups

- **Jan 2016** – Sezzle Founded
- **Jul 2019** – IPO on Australian Securities Exchange (ASX)
- **Nov 2020** – Launch of Sezzle Up
- **Jun 2022** – Launch of Subscription Products
- **Jul 2022** – Termination of Planned Merger with Zip Co. *(Announced Feb '22)*
- **Sep 2022** – 1st Quarter of Profitability *(Initiatives Announced in Mar '22)*
- **Aug 2023** – Nasdaq Listing *(Delisted from ASX Jan '24)*
- **Oct 2024** – Launch of WebBank Partnership & On-Demand
- **Mar 2025** – Announced 6-for-1 Stock Split & $50M Repurchase Program[1]


Net Income
($ in millions)
($75.2)
($38.1)
$7.1
$78.5
$120.0
FY21
FY22
FY23
FY24
FY25E

[1] Separate from the $50 million repurchase program, Sezzle previously completed $20.0 million in stock repurchases as of July 9, 2024, under plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million). [2] Since Inception figures are rounded to the nearest billion and million, respectively.

Financial Snapshot

1Q25 *Results*

GMV Growth (YoY)	64.1%
Total Revenue Growth (YoY)	123.3%
Net Income	$36.2M
Net Income Margin	*34.5%*
Total Revenue Less Transaction Related Costs[4] as a % of Total Revenue	70.4%
Average Quarterly Purchase Frequency	6.1x
1Q24 Average Quarterly Purchase Frequency	*4.5x*
Monthly On-Demand & Subscribers (MODS[2])	658K
YoY Growth	*77.4%*

Performance & Guidance

	FY2024 Actuals	*FY2025 Guidance*
Total Revenue Growth (YoY)	70.1%	60-65%
Net Income	$80.4M	$120.0M
Net Income Per Diluted Share[3]	$2.21	$3.25
Adjusted Net Income[1]	$66.2M	$120.0M
Adjusted Net Income Per Diluted Share[3]	$1.84	$3.25

Driving *Shareholder Value*

$20.0M
Stock Repurchase Completed in Jul '24

$50.0M
Stock Repurchase Announced in Mar '25

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix. Adjusted Net Income for the quarter was in line with Net Income, as no significant or unique items were recorded. [2] As of March 31, 2025. Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made at least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [3] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend. The prior Net Income Per Diluted Share guidance is adjusted to reflect the stock split. [4] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. See Appendix for a reconciliation of Operating Income and Total Revenue less Transaction Related Costs.

Voting & Proposals

Valid Proxies Received Prior to Meeting

Proxy numbers reported reflect a total of 33,964,824 shares of common stock outstanding at the Record Date of April 21, 2025.

1. ELECTION OF DIRECTORS

	FOR	WITHHELD	NON-VOTES	UNCAST
ITEM 1: Re-Election of Kyle Brehm (Non-Executive Director)	21,354,768	927,593	6,014,642	0
ITEM 2: Re-Election of Stephen East (Non-Executive Director)	21,015,602	1,276,343	6,005,058	0
ITEM 3: Re-Election of Paul Victor Paradis (Executive Director)	21,503,741	778,620	6,014,642	0
ITEM 4: Re-Election of Karen L. Webster (Non-Executive Director)	20,699,876	1,582,485	6,014,642	0
ITEM 5: Re-Election of Charles Youakim (Executive Director)	22,213,602	68,759	6,014,642	0

Valid Proxies Received Prior to Meeting

Proxy numbers reported reflect a total of 33,964,824 shares of common stock outstanding at the Record Date of April 21, 2025.

2. RATIFICATION OF INDEPENDENT ACCOUNTING FIRM SELECTION

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 6: Ratification of Independent Accounting Firm Selection	28,276,178	7,510	3,731	9,584	0

3. Advisory Vote to Approve Executive Compensation

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 7: Advisory Vote to Approve Executive Compensation	22,055,719	195,097	31,545	6,014,642	0

Appendices

Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

	For the three months ended				
(in $ thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Operating income	$ **49,895**	$ **30,870**	$ **20,841**	$ **16,699**	$ **13,835**
Personnel	15,048	14,580	13,424	12,737	11,025
Third-party technology and data	3,374	2,871	2,386	2,180	2,157
Marketing, advertising, and tradeshows	5,346	5,364	2,726	995	655
General and administrative	3,131	4,085	2,417	2,522	2,380
Net interest expense	(2,914)	(3,441)	(3,328)	(2,911)	(4,081)
Total revenue less transaction related costs	$ **73,880**	$ **54,329**	$ **38,466**	$ **32,222**	$ **25,971**

Reconciliation of Net Income to Adjusted Net Income

	For the three months ended					For the twelve months ended
(in $ thousands; except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2024
Net income	$ **36,164**	$ **25,367**	$ **15,446**	$ **29,702**	$ **8,007**	$ **78,522**
Discrete tax expense (benefit) for valuation allowance release	-	1,404	1,904	(16,845)	-	(13,537)
Loss on extinguishment of line of credit	-	-	-	260	-	260
Fair value adjustment on warrants	-	-	-	-	1,262	1,262
Other (income) expenses, net	(25)	(300)	(96)	(50)	92	(354)
Adjusted net income	$ **36,139**	$ **26,471**	$ **17,254**	$ **13,067**	$ **9,361**	$ **66,153**
Diluted weighted-average shares outstanding[1]	36,171				35,765	35,891
Adjusted net income per diluted share	$ **1.00**				$ **0.26**	$ **1.84**

[1] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted net income is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income per diluted share is defined as non-GAAP adjusted net income divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Non-GAAP Financial Measures (Cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBITDA and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.

Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com